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                                                              EXHIBIT 10(iii)(g)

                          THE WILLIAMS COMPANIES, INC.

                      STOCK PLAN FOR NONOFFICER EMPLOYEES


         SECTION 1.  Purposes.

         1.01 The purposes of The Williams Companies, Inc. Stock Plan for Nonofficer Employees (the "Plan"), are to enable The Williams Companies, Inc. (together with any successor thereto, the "Company"), and its Affiliates to attract and retain key employees, reward such employees for superior performance and encourage such employees to increase their proprietary interest in the Company in order to provide them with additional motivation to continue in the Company's employ and to further its profitable growth.

         SECTION 2.  Definitions; Construction.

         2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

                   2.01.1 "Affiliate" means any entity other than the Company in which the Company owns, directly or indirectly, at least 20 percent of the combined voting power of all classes of stock of such entity or at least 20 percent of the ownership interests in such entity.

                   2.01.2 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

                   2.01.3 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

                   2.01.4   "Board" means the Company's Board of Directors.

                   2.01.5 "CEO" means the Chief Executive Officer of the Company as designated by the Board.

                   2.01.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                   2.01.7   "Deferred Stock" means shares granted under Section
         6.05 hereof, receipt of which is deferred for a specified deferral period.

                   2.01.8 "Disability" means total and permanent disability as defined under the Company's consolidated pension plan.
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                   2.01.9   "Dividend Equivalent" means a right, granted under
         Section 6.07 hereof, to receive interest or dividends, or interest or dividend equivalents.

                   2.01.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   2.01.11 "Fair Market Value" means, as of any date, with respect to Shares at any time that Shares are listed on the New York Stock Exchange, the mean between the highest and lowest selling prices in the consolidated transaction reporting system as of that date or nearest preceding date on which a sale was reported; provided, however, if in a given case the Fair Market Value of Shares is not an even multiple of one dollar, such Fair Market Value may be rounded up or down to a whole number if specified by the CEO; and, with respect to Shares at any time that Shares are not listed on the New York Stock Exchange, or property other than Shares, the Fair Market Value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the CEO.

                   2.01.12 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares or other Awards at a specified price during specified time periods.

                   2.01.13 "Other Stock-Based Awards" means a right, granted under Section 6.08 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

                   2.01.14 "Participant" means a key employee of the Company or any Affiliate granted an Award under the Plan.

                   2.01.15  "Performance Award" means a right, granted under
         Section 6.06 hereof, to receive Awards based upon performance criteria specified by the CEO.

                   2.01.16 "Person" shall have the meaning assigned in the Exchange Act.

                   2.01.17  "Restricted Stock" means Shares, granted under
         Section 6.04 hereof, that are subject to certain restrictions.

                   2.01.18 "Rule 16b-3" means Rule 16b-3, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                   2.01.19 "Shares" means the Common Stock of the Company, $1.00 par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.





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                   2.01.20  "Stock Appreciation Right" means a right, granted under Section 6.03 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise.

         Definitions of the terms "Change of Control," "Change of Control Price," "Potential Change of Control," "Related Party" and "Voting Securities" are set forth in Section 9.03 hereof.

         2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

                   2.02.1 The word "or" is disjunctive but not necessarily exclusive.

                   2.02.2 Words in the singular include the plural; words in the plural include the singular; and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other and neuter genders.

         SECTION 3.  Administration.

         3.01 The Plan shall be administered by the CEO. The CEO shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

            (i)    to designate Participants;

           (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the CEO shall determine), and all other matters to be determined in connection with an Award;

           (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;





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            (v)    to determine whether, to what extent and under what
                   circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred either at the election of the CEO or at the election of the Participant;

           (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the CEO may deem necessary or advisable to administer the Plan;

         (viii) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or relating to an Award made under the Plan; and

           (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the CEO may deem necessary or advisable for the administration of the Plan.

         Any action of the CEO with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Affiliates, Participants, any Person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the CEO, and the taking of any action by the CEO, shall not be construed as limiting any power or authority of the CEO. The CEO may delegate to officers or managers of the Company or of any Affiliate the authority, subject to such terms as the CEO shall determine, to take such actions and perform such functions under the Plan as the CEO may specify, including, but not limited to, administrative functions. The CEO shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the CEO shall likewise be exercisable at any time by the Board.


         SECTION 4.  Shares Subject to the Plan.

Subject to.adjustment as provided in Section 8.01 hereof, the total number of Shares reserved and available for distribution under the Plan shall be four million (4,000,000) Shares.





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         For purposes of this Section 4.01, the number of Shares to which an
Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the CEO so as to ensure appropriate counting but avoid double counting; and, provided further, that the number of Shares deemed to be issued under the Plan upon exercise of an Option or an Other Stock-Based Award in the nature of a stock purchase right shall be reduced by the number of Shares surrendered by the Participant in payment of the exercise or purchase price of the Award.

         If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan; provided, however, that if, at the time Shares are to be distributed under the Plan to a Participant (including upon exercise of an Option), the Shares are listed on the New York Stock Exchange and such Participant is a "director" or "officer" of the Company within the meaning of Sections 312.03 and 703.09 of the Listed Company Manual of the New York Stock Exchange, such that the Participant's acquisition of Stock originally issued by the Company would be subject to the requirement of stockholder approval under applicable Exchange rules, the Shares to be distributed to such Participant shall consist only of treasury Shares then held by the Company. The Company shall use its best efforts to obtain and have available, at any time that the such treasury Shares are required to be distributed in connection with an Award, a sufficient number of treasury Shares, not reserved for other uses, to be able to make prompt delivery in connection with any such Award.

         SECTION 5.  Eligibility.

         5.01 Awards may be granted only to individuals who are key employees of the Company or any Affiliate, excluding employees who are directors or officers of the Company. However, the Plan has not been approved by the stockholders of the Company. Accordingly,





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participation in the Plan is limited to key employees who may participate consistent with the stockholder approval requirements of the New York Stock Exchange or any other exchange on which the Shares may be listed. No Awards shall be paid and no Shares shall be distributed with respect to any Award, nor shall any other action be taken under the terms of the Plan that would be in violation of any applicable stockholder approval requirement and any actions taken contrary thereto shall be deemed null and void and of no effect.

         SECTION 6.  Specific Terms of Awards.

         6.01 General. Subject to the terms of the Plan and any applicable Award Agreement, awards may be issued as set forth in this Section
6. In addition, the CEO may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the CEO shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Section 7.01, Awards shall be granted for no consideration other than prior and future services.

         6.02 Options. The CEO is authorized to grant Options to Participants on the following terms and conditions:

         (i) Exercise Price. The exercise price per Share of an Option shall be determined by the CEO; provided, however, that, except as provided in Section 7.01, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option and in no event shall be less than the par value of a Share.

         (ii) Option Term. The term of each Option shall be determined by the CEO.

         (iii) Methods of Exercise. The CEO shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law).

         6.03 Stock Appreciation Rights. The CEO is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:





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         (i)       Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a Share on the date of exercise or, if the CEO shall so determine in the case of any such right, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the Stock Appreciation Right as determined by the CEO as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.01, shall not be less than the Fair Market Value of a Share on the date of grant.

         (ii) Other Terms. The term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be determined by the CEO at grant or thereafter.

         6.04 Restricted Stock. The CEO is authorized to grant Restricted Stock to Participants on the following terms and conditions:

         (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the CEO may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, in such installments or otherwise, as the CEO shall determine at the time of grant or thereafter.

         (ii) Forfeiture. Except as otherwise determined by the CEO at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the CEO) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the CEO may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the CEO may in other cases waive in whole or in part restrictions on Restricted Stock.

         (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the CEO shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and





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                   shall bear an appropriate legend referring to the terms,
                   conditions and restrictions applicable to such Restricted Stock.

         6.05 Deferred Stock. The CEO is authorized to grant Deferred Stock to Participants on the following terms and conditions:

         (i) Issuance and Limitations. Delivery of Shares shall occur upon expiration of the deferral period specified for the Award of Deferred Stock by the CEO. In addition, an Award of Deferred Stock shall be subject to such limitations as the CEO may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the CEO shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock shall have no voting rights and shall have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the CEO shall award Dividend Equivalents in respect of such Deferred Stock.

         (ii) Forfeiture. Except as otherwise determined by the CEO at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the CEO) during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the CEO may provide, by rule or regulation or in any Award Agreement, that forfeiture of Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the CEO may in other cases waive in whole or in part the forfeiture of Deferred Stock.

         6.06 Performance Awards. The CEO is authorized to grant Performance Awards to Participants on the following terms and conditions:

         (i) Right to Payment. A Performance Award shall confer upon Participant rights, valued as determined by the CEO, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as the CEO shall establish at grant or thereafter. The performance criteria and all other terms and conditions of the Performance Award shall be determined by the CEO upon the grant of each Performance Award or thereafter.

         (ii) Other Terms. A Performance Award may be denominated or payable in cash, deferred cash, Shares, other Awards or





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                   other property, and other terms of Performance Awards shall be, as determined by the CEO.

         6.07 Dividend Equivalents. The CEO is authorized to grant Dividend Equivalents to Participants. Dividend Equivalents shall confer upon the Participant's rights to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to a number of Shares or otherwise as determined by the CEO. The CEO may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

         6.08 Other Stock-Based Awards. The CEO is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the CEO to be consistent with the purposes of the Plan including, without limitation, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible debentures, convertible preferred stock, exchangeable securities or other rights convertible or exchangeable into Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, and Awards payable in securities of Affiliates. The CEO shall determine the terms and conditions of such Awards. Except as provided in
Section 7.01, Shares or securities delivered pursuant to a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property, as the CEO shall determine, the value of which consideration shall not be less than the Fair Market Value of a Share on the date of grant of such purchase right and in no event shall be less than the par value of a Share.

         6.09 Exchange Provisions. The CEO may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the CEO shall determine and communicate to the Participant at the time that such offer is made.

         SECTION 7.  General Terms of Awards.

         7.01 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the CEO, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under The Williams Companies, Inc. 1990 Stock Plan, or any other plan of the Company or any Affiliate (subject to the terms of Section 10.01). If an Award is granted in substitution for another Award or award, the CEO shall require the surrender of such other Award or award in consideration for the grant of the new





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Award.  Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

         (i) granted in substitution for an outstanding Award or award shall either be not less than the Fair Market Value of Shares at the date such substitute Award is granted or not less than such Fair Market Value at that date reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of a substitute Award; or

         (ii) retroactively granted in tandem with an outstanding Award or award shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award or award.

         7.02 Term of Awards. The term of each Award shall be for such period as may be determined by the CEO.

         7.03 Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such forms as the CEO shall determine at the time of grant or thereafter (subject to the terms of Section 10.01), including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the CEO. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

         7.04 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in, or relating to, any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company or an Affiliate, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or an Affiliate. Unless otherwise determined by the CEO (consistent with the requirements for registration of offers and sales of Shares under the Plan with the Securities and Exchange Commission on a registration statement on Form S-8, as then in effect, or such other such registration form as may then be available), no Award subject to any restriction or limitation, including any right relating thereto, shall be





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assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution except to the Company or any Affiliate under the terms of the Plan; provided, however, that, if so determined by the CEO, a Participant may, in the manner established by the CEO, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the CEO.

         7.05 Registration and Listing Compliance. The Company shall have no obligation to make any payment or distribute Shares with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities laws or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant's rights to such delivery or distribution, until such laws and contractual obligations of the Company have been complied within all material respects.

         7.06 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the CEO may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The CEO may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the CEO or a Participant, the CEO may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the CEO may designate.

         SECTION 8.         Adjustment Provisions.

         8.01 In the event that the CEO shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other





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similar corporate transaction or event affects the Shares such that an adjustment is determined by the CEO to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the CEO shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award. In addition, the CEO is authorized to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations or accounting principles.

         SECTION 9.         Change of Control Provisions.

         9.01      Acceleration of Exercisability and Lapse of Restrictions.
In the event of a Change of Control, the following acceleration provisions shall apply, except that prior to a Change of Control occurring or a Potential Change of Control arising or after such has arisen but is no longer continuing, the Board may, without the consent of Participants, waive the application of this Section 9 with respect to any transaction that would otherwise constitute a Change of Control or a Potential Change of Control hereunder. All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable, unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

         9.02 Creation and Funding of Trust. Upon the earlier of the occurrence of a Potential Change of Control unless the Board or a committee thereof adopts a resolution within ten business days following the date the Potential Change of Control arises to the effect that such action is not necessary to secure any payments hereunder, or a Change of Control, the Company shall deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the value of cash, Shares and other property to be paid or distributed in connection with Awards outstanding at that date. The trust shall be a grantor trust which shall preserve the "unfunded" status of Awards under the Plan, and shall contain other terms and





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conditions substantially as specified for trusts authorized under the Company's employment agreements with executives. Subsequent to a Potential Change of Control which is no longer continuing and prior to a Change of Control and termination of the trust, upon the request of the Company, the trustee shall deliver the monies or other property held in the trust to the Company.

         9.03 Definition of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

                   9.03.1 "Change of Control" means and shall be deemed to have occurred if (i) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of Voting Securities representing 20 percent or more of the total voting power of all the then outstanding Voting Securities; or (ii) a Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer, Voting Securities representing, when combined with other Voting Securities owned by such Person, 20 percent or more of the total voting power of all the then outstanding Voting Securities; or
(iii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board, or (iv) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or an acquisition of securities or assets by the Company, or consummation of any such transaction if stockholder approval is not obtained (other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent either by remaining outstanding or by being converted into voting securities of the surviving entity, at least 80 percent of the total voting power represented by the voting securities of such surviving entity outstanding immediately after such transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered); or (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or (vi) the Board or a committee thereof adopts a resolution to the effect that a Change of Control has occurred or adopts a resolution to the effect that a Potential Change of Control has arisen and the transaction giving rise to such resolution has been thereafter approved by the





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
stockholders of the Company or been consummated if such approval is not sought.

                   9.03.2 "Potential Change of Control" means and shall be deemed to have arisen if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control; or
(ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or a major portion of the assets of the Company; or (v) the Board or a committee thereof adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (i) with respect to an agreement within the purview of clause (i) of the preceding sentence, until the agreement is canceled or terminated; or (ii) with respect to an announcement within the purview of clause (ii) of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of 12 calendar months; or (iii) with respect to either the filing of a Schedule 13D within the purview of clause (iii) of the preceding sentence or the filing of a notification and report form within the purview of clause (iv) of the preceding sentence with respect to Voting Securities, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of the Voting Securities or assets; or (iv) with respect to any Potential Change of Control, until a Change of Control has occurred or the Board or a committee thereof, on reasonable belief after due investigation, adopts a resolution that the Potential Change of Control has ceased to exist.

                   9.03.3 "Related Party" means (i) a majority-owned subsidiary of the Company; or (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; or (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

                   9.03.4 "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

         SECTION 10.  Amendments to and Termination of the Plan.

         10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The CEO may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

         Unless earlier terminated by the Board, the Plan shall terminate when no Shares remain reserved and available for issuance and the Company has no further obligation with respect to any Award granted under the Plan.

         SECTION 11.  General Provisions.

         11.01 No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees, except as provided in any other compensation arrangement. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

         11.02 Withholding. The Company or any Affiliate is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the CEO may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

         11.03 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or any Affiliate or to interfere in any way with the right of the Company or any Affiliate to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award, except as provided in any other compensation arrangement.

         11.04 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that, in addition to the requirements of
Section 9.02, the CEO may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the CEO otherwise determines.

         11.05 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

         11.06 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The CEO shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

         11.07 Governing Law. The validity, interpretation, construc-tion and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the State of Delaware (without regard to the conflicts of laws thereof), and applicable federal law.

         11.08 Severability. If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the CEO, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the CEO, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the CEO, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the CEO.

         SECTION 12.  Effective Date.

         12.01     The Plan shall become effective as of January 19, 1995.


                                            THE WILLIAMS COMPANIES, INC.


                                        By      /s/ John C. Fischer
                                            -----------------------------
                                                  John C. Fischer
                                                  Vice President


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